UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 --------------

         Date of Report (Date of earliest event reported): June 30, 2005

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                    Internet Infrastructure HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

           DELAWARE                       001-15705               13-5674085
(State or other jurisdiction       Commission File Number      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
                         (Registrant's telephone number,
                              including area code)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

As a result of a 1 for 10 reverse stock split of Vignette Inc. (NASDAQ:
"VIGN"), effective June 13, 2005, the number of shares of Vignette Inc. represented by each 100 round lot of the Internet Infrastructure HOLDRS was decreased from 6 shares to 0.6 shares.

Item 9.01.   Financial Statements and Exhibits

             (c)   Exhibits

                   99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  August 15, 2005                        By:  /s/ Satyanarayan R. Chada
                                                   -----------------------------
                                               Name:  Satyanarayan R. Chada
                                               Title: First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Internet Infrastructure HOLDRS Trust Prospectus Supplement dated June 30, 2005 to Prospectus dated October 25, 2004.